                                  EXHIBIT

                                    99.5











                                      January 25, 1996



DUAL DRILLING COMPANY
5956 Sherry Lane, Suite 1500
Dallas, TX 75225

Atten:    David W. Skarke, Chairman

Re:       Acquisition of DUAL DRILLING COMPANY

Gentlemen:

     This letter will confirm the mutual intent of ENSCO International Incorporated, a Delaware corporation ( Acquiror ), and DUAL DRILLING COMPANY, a Delaware corporation (the Company ), with respect to the proposed acquisition (the Acquisition ) of the Company by Acquiror through the merger or other business combination of the Company with and into Acquiror in accordance with the understandings and subject to the terms and conditions set forth below.

     1. CONSIDERATION. As a result of the Acquisition, the stockholders of the Company will receive for each share of Company common stock, $0.01 par value per share ("Company Common Stock"), .625 shares of Acquiror common stock, $.10 par value per share ( Acquiror Common Stock ). All outstanding stock options or other rights to acquire Company Common Stock will terminate immediately prior to the Acquisition and the holders thereof will be entitled to receive from the Company an amount in cash equal to the difference between the fair market value of the Company Common Stock on the date of termination and the exercise price of the option or other right.

     2. STRUCTURE. It is currently contemplated that the Company would be merged with and into a wholly owned subsidiary of Acquiror, however, the parties agree that the form of the Acquisition will be structured and agreed to by Acquiror and the Company after review of tax, regulatory, contract consent and other appropriate issues. It is the intent of Acquiror and the Company that the Acquisition be structured such that it will be non-taxable to both parties and their respective stockholders. In addition, it is the intent of Acquiror and the Company that the shares of Acquiror Common Stock received by Company's stockholders (including, the stockholders of Dual Invest AS, a Norwegian corporation (the Company Stockholder ) upon distribution to them of the shares of Acquiror Common Stock received pursuant to the Acquisition) will be freely tradeable without restriction under applicable U.S. securities laws.





     3. DEFINITIVE AGREEMENT. Acquiror and the Company agree (a) to negotiate with a view to entering into a definitive acquisition agreement prepared by counsel for Acquiror containing representations, warranties, covenants and other agreements acceptable to Acquiror and the Company (the
 Definitive Agreement ), and (b) to submit the Definitive Agreement for approval and adoption by their respective Boards of Directors, as soon as possible, but in no event later than March 31, 1996, or such later date as Acquiror and the Company shall have agreed upon.

     4.   OPERATION IN THE ORDINARY COURSE.

          (a)  During  the period between the date of this letter of intent and the  execution of the Definitive  Agreement, (a) the  Company will, and will cause its subsidiaries to, conduct their business only in the ordinary course and in compliance with all applicable laws and regulations and (b)
the Company and its subsidiaries will not (i) issue any capital stock or securities or obligations convertible into or exchangeable or exercisable for capital stock, except  pursuant to rights to acquire  shares of capital stock which are outstanding on the date of this letter of intent, (ii) adjust, split, combine or reclassify any of their respective capital stock,
(iii) make,  declare or pay any dividend or make any other distribution on, or  directly or indirectly redeem, purchase or otherwise acquire any shares of their capital stock or securities or obligations convertible into or exchangeable or exercisable for such capital stock, (iv) grant any person any right to acquire any shares of their capital stock or securities or obligations convertible into or exchangeable or exercisable for capital stock, (v) commit or make any individual capital expenditure in excess of $500,000, or capital expenditures in the aggregate consolidated basis in excess of $3,000,000, without first notifying the Acquiror, (vi) mobilize, or enter into  any agreement which would  provide for the  mobilization of, any drilling  rig to any area  of the world  other than such area  in which
such drilling rig  is located on the date hereof,   without first notifying
the Acquiror,  (vii) enter into any drilling contract with a rate fixed for a period  in excess of six  months,  without first  notifying the Acquiror,
(viii)  incur any  indebtedness  for  borrowed  money  or  issue  any  debt
securities   or  assume,  guarantee   or  endorse,   or  otherwise   as  an
accommodation  become responsible  for, the obligations  of any  person, or make any  loans or advances,  except for indebtedness  in an amount  not in
excess of $1,000,000  (except for guarantees  by the Company  of   drilling
contracts entered into by subsidiaries) and incurred in the ordinary course of business  and consistent with past  practice and with a  maturity of not
more than  one year, (ix)   increase the compensation payable  or to become
payable to any director, officer or other employee, or grant any bonus, to, or grant any severance or termination pay to, or enter into any employment or severance agreement with any director, officer or other employee of the Company or any subsidiary or enter into or amend any collective bargaining agreement, (x) establish, adopt, enter into or amend any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation or other plan, trust or fund for the benefit of any director, officer or class of employees, (xi) settle or compromise any pending or threatened litigation which is material or which relates to the transactions contemplated hereby, without first notifying the Acquiror, (xii) amend or otherwise change their Certificate of





Incorporation or By-laws or equivalent organizational documents, or any material agreements or contracts, or (xiii) sell, pledge, dispose of, grant or encumber any of the Company's or subsidiaries' assets, except for sales of assets not in excess of $1,000,000 and in the ordinary course of business and in a manner consistent with past practice.

          (b) During the period between the date of this letter of intent and the execution of the Definitive Agreement, (a) the Acquiror will conduct its business only in the ordinary course and in compliance with all applicable laws and regulations and (b) the Acquiror will not (i) issue any capital stock or securities or obligations convertible into or exchangeable or exercisable for capital stock, except pursuant to rights to acquire shares of capital stock which are outstanding on the date of this letter of intent, (ii) adjust, split, combine or reclassify any of its capital stock,
(iii) make, declare or pay any dividend or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or securities or obligations convertible into or exchangeable or exercisable for such capital stock, or (iv) grant any person any right to acquire any shares of its capital stock or securities or obligations convertible into or exchangeable or exercisable for capital stock, other than pursuant to existing employee benefit or stock option plans.

     5. CONDITIONS. The Definitive Agreement will provide that the obligations of Acquiror and the Company to consummate the Acquisition will be subject to (a) the receipt of all necessary state and federal regulatory consents, waivers and approvals, (b) the approval of the Acquisition by the respective Boards of Directors of Acquiror and the Company and the stockholders of the Company, (c) the negotiation, execution, delivery and performance of the Definitive Agreement and related documentation, (d) the receipt of all necessary consents, waivers and approvals of creditors of the Company, (e) the registration statement filed under the Securities Act of 1933, as amended, in respect of the Acquiror Common Stock to be issued in the Acquisition being declared effective, (f) Acquiror being satisfied with the results of its due diligence review of the business, properties, affairs, books, records, prospects and plans of the Company and of other relevant matters prior to the execution of the Definitive Agreement,
(g) the receipt of all necessary consents, waivers and approvals of joint venture partners and other parties to agreements involving the Company's drilling rigs such that the Acquisition will not be treated as a change in control, and (h) the Company being satisfied with the results of its due diligence investigation of Acquiror prior to the execution of the Definitive Agreement.

     6.   COOPERATION AND DUE DILIGENCE.

          (a) Acquiror and the Company will each use all reasonable efforts, and will cooperate with each other, to obtain all necessary governmental and other orders, consents and approvals, and to make all filings, as in the opinion of their respective counsel may be necessary or advisable to effect the Acquisition and the transactions contemplated
hereby, in each  case as promptly  as possible.   Acquiror and the  Company
will  cooperate in  providing  information  to  each  other  and  to  their





respective advisors for purposes of preparing and prosecuting applications to governmental agencies, and preparing and making any other reasonably necessary documents and filings, in connection with the transactions contemplated hereby.

          (b) Acquiror and the Company intend to conduct a detailed due diligence investigation of the other party. Acquiror and the Company will provide the other party's legal, accounting and other representatives a full opportunity during the period from the date hereof through the effective date of the Acquisition to examine the business, properties, affairs, books, records and plans of the other, and to obtain information from their management, lenders, lawyers, accountants and other consultants, with respect to such matters as Acquiror or the Company shall deem relevant.

     7. DISCLOSURE. Acquiror and the Company agree to issue a joint press release announcing the execution of this letter of intent in a form which shall be acceptable to Acquiror and the Company. In addition, Acquiror and the Company will consult with each other and allow each other a reasonable time to consider and comment on any other press release or public disclosure of matters related to this letter of intent, except to the extent required by applicable law and based on the advice of counsel. Each party shall also be permitted to file copies of this letter of intent and/or the press release with the Securities and Exchange Commission and other governmental regulatory bodies. Subject to the foregoing, the terms of the Confidentiality Letter dated November 2, 1995 between Acquiror and the Company (the Confidentiality Agreement ) shall remain in full force and effect. The Company agrees to enter into a confidentiality agreement containing terms substantially the same as the Confidentiality Agreement prior to conducting any due diligence in respect of Acquiror.

     8.   NO SOLICITATION.  The  Company agrees that it will  not negotiate with any person other than Acquiror with respect to the acquisition of the Company or the shares of the Company Common Stock owned by the Company Stockholder and it will not, and will not permit any of its officers,
directors,   employees,  agents   or  representatives   (including  without
limitation, investment bankers, attorneys and accountants) to (a) initiate contact with, (b) make, solicit or encourage any inquiries or proposals,
(c) enter into,  or participate in,  any discussions or  negotiations with,
(d) disclose, directly or indirectly, any information not customarily disclosed concerning the business and properties of the Company to or (e) afford any access to the Company s properties, books and records to any person in connection with any possible proposal relating to (i) the disposition of their respective businesses or substantially all or their assets,(ii) the acquisition of equity or debt securities of the Company, including equity or debt securities owned by the Company Stockholder, or
(iii) the merger, share exchange or business combination, or similar acquisition transaction of or involving the Company with any person other than Acquiror; provided, however, that nothing contained in this Section 8 shall prohibit the Company's Board of Directors from furnishing information to, or entering into discussions or negotiations with, any person in connection with an unsolicited proposal in writing by such person to acquire the Company pursuant to a merger, consolidation, share exchange,





business combination or other similar transaction or to acquire all or substantially all of the assets of the Company or any of its subsidiaries received by the Company's Board of Directors after the date of this letter of intent, if, and only to the extent that, (i) the Company's Board of Directors, after consultation with the Company's financial advisor and independent legal counsel and taking into consideration the advice of the Company's financial advisor and upon the written advice of such counsel, determines in good faith that (A) such action is required for the Company's Board of Directors to comply with its fiduciary duties to stockholders imposed by Delaware law and (B) such unsolicited offer is clearly superior to the Acquisition and (ii) prior to furnishing such information to, or entering into discussions or negotiations with, such person the Company (A) gives Acquiror as promptly as practicable prior written notice of the Company's intention to furnish such information or begin such discussions and (B) receives from such person an executed confidentiality agreement on terms no less favorable to the Company than those contained in the Confidentiality Agreement. The Company will immediately notify Acquiror orally, and subsequently confirm in writing, all the relevant details relating to all inquiries and proposals which it may receive relating to any such matters. Except as provided herein, the Company will not, and will not permit any of its representatives to enter, at any time, into or participate in any discussions or negotiations regarding, or accept, any proposal for such a transaction received by it from a third party or that a third party expresses a desire to communicate to it.

     9.   TERMINATION.

          (a) This letter of intent may be terminated and the Acquisition contemplated hereby abandoned:

          (i)  upon mutual written consent of Acquiror and the Company;

          (ii) by either Acquiror or the Company, if they fail to enter into a mutually satisfactory Definitive Agreement on or prior to March 31, 1996, or such later date as Acquiror and the Company shall have agreed upon;

          (iii)     by  Acquiror, if  (A)  the Board  of  Directors of  the
     Company withdraws its approval of this letter of intent or the transactions contemplated by this letter of intent or resolved to do so if, in the exercise of  its good faith judgment (subject to Section
     7) as to  its fiduciary  duties to its  stockholders under  applicable
     law,  the  Board   of  Directors  of  the  Company  determines,  after
     consultation with independent counsel and in reliance on the written advise thereof, that such withdrawal of its approval is required by such  fiduciary duties by reason of a proposal that either constitutes
     a  Business   Combination  Transaction  (as  defined   below)  or  may
     reasonably be expected to lead  to a Business Combination Transaction;
     (B) a tender offer or exchange offer for 50% or more of the outstanding capital stock of the Company is commenced, and the Board of Directors of the Company shall have failed to recommend against the stockholders of the Company tendering their shares into such tender offer or exchange offer, (C) the Board of Directors of the Company





     shall have recommended to the stockholders of the Company any Business Combination Transaction or resolved to do so; (D) any person or group of persons (other than the Company Stockholder) acquires more than 33 1/3% of the outstanding voting capital stock of the Company or the Company Stockholder, (E) the Company enters into a definitive agreement in respect of a Business Combination Transaction with any other person, or (F) the Company Stockholder enters into a definitive agreement in respect of the sale, transfer or conveyance of substantially all the shares of the Company Common Stock owned by it with any other person; or

          (iv) by the Company, if the Board of Directors of Acquiror fails to approve, or withdraws its approval of this letter of intent or the transactions contemplated hereby.

          As used herein, the term "Business Combination Transaction" shall mean any of the following involving the Company or any subsidiary: (x) any merger, consolidation, share exchange, business combination or other similar transaction (other than the Acquisition); (y) any sale, lease, exchange, transfer or other disposition (other than a pledge or mortgage) of 25% or more of the assets of the Company and the subsidiaries, taken as a whole, in a single transaction or series of transactions; or (z) the acquisition by a person or entity or any "group" (as such term is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) of the beneficial ownership of 33 1/3 % or more of the shares of Company Common Stock, whether by tender offer, exchange offer or otherwise.

          (b)  If  this letter  of  intent is  terminated  pursuant to  (i)
Section 9(a)(ii) and the Company enters into an agreement in respect of a Business Combination Transaction at any time within six months after the date of termination and in such Business Combination Transaction the stockholders of the Company, or the Company Stockholder, shall be entitled to receive consideration which is more favorable than the consideration to be received in the Acquisition, or (ii) Section 9(a)(iii), in view of the efforts of Acquiror and the potential loss to Acquiror from the failure to consummate the Acquisition, the Company agrees to pay Acquiror a termination fee of $5,000,000 (less any amount actually paid and received by Acquiror from the Company Stockholder).

     (c) Nothing contained in this letter of intent will be construed as limiting either party s rights to damages or other appropriate relief in the event of a breach of this letter of intent by the other party.

     10. NON-BINDING NATURE. Except as provided in this Section 10, it is agreed that this letter of intent does not create any legally binding obligations for any of the parties but merely represents the understanding of the parties with respect to the proposed Acquisition and this letter of intent does not contain all material terms upon which agreement must be reached in order for the Acquisition to be consummated. Notwithstanding the foregoing, the provisions of Sections 4, 8, 9, 10 and 11 are agreed to be legally binding on the parties hereto and Sections 9, 10 and 11 will survive the termination of this letter of intent.





     11. GOVERNING LAW; JURISDICTION. This letter of intent and the Definitive Agreement will be governed by and construed in accordance with the laws of the State of Texas (without regard to conflict of laws principles) and the parties hereby submit exclusively to the jurisdiction of the state and federal courts located in the State of Texas in connection with any disputes arising out of or in connection with this letter of intent.

      If this letter of intent accurately reflects your understanding and agreement as to the above matters, please sign this letter of intent in the space indicated below and return an executed counterpart to the undersigned.

                              Sincerely yours,

                              ENSCO INTERNATIONAL INCORPORATED

                              By:  /s/ Carl F. Thorne
                                   --------------------------------------
                                   Carl F. Thorne, Chairman of the Board,
                                   Chief Executive Officer and President



ACCEPTED AND AGREED:

DUAL DRILLING COMPANY


By:       /s/ D.W. Skarke
          ----------------------

Title:    Chairman of the Board
          ----------------------

Date:     1-25-96
          ----------------------

















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